UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

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FORM 8K
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Pursuant to Section 12 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 16, 2009

NAVIDEC FINANICAL SERVICES, INC.
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(Exact name of registrant as specified in its charter)

Colorado	000-51139	13-4228144
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 South Colorado Blvd., Suite 200, Denver, Colorado 80222
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(Address of principal executive offices)

303-222-1000
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(Registrant's Telephone number)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act
    (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR240.13e-4(c))

SECTION 8 – OTHER EVENTS

Item 8.01 Other Events

On September 3, 2009, Navidec Financial Services, Inc. (“the Company”) filed a Definitive Proxy Statement on Schedule 14A with the Securities and Exchange Commission (SEC) giving notice as to the Annual Meeting of the Company’s Shareholders on October 1, 2009.  The Company hereby rescinds the Notice of the Annual Meeting of the Company’s Shareholders on October 1, 2009.

As a result of current operational activities, the Board of Directors of the Company has determined that the Definitive Proxy should be amended for additional resolutions requiring shareholder approval and has determined it to be more cost-effective to rescind the Definitive Proxy filed with the SEC and re-schedule the Annual Meeting of the Shareholders.

Therefore, the Company intends to revise its Proxy Statement on Schedule 14A for additional resolutions to be listed and described in such filing to be made by the Company in the near future.

SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAVIDEC FINANCIAL SERVICES, INC. (Registrant)
Dated: September 16, 2009	By: /s/ John McKowen John McKowen, President & Chief Accounting Officer